UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2023
_____________________________________________
ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 1200, Atlanta, Georgia 30309-7676
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Acuity Brands, Inc. (referred to herein as “we,” “our,” “us,” the “Company,” or similar references) held its annual meeting of stockholders on January 25, 2023 in Atlanta, Georgia. The stockholders considered and voted on the following proposals:
PROPOSAL 1 - Votes regarding the persons elected to serve as Directors of the Company were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Neil M. Ashe	26,698,817	1,386,551	23,248	1,659,281
Marcia J. Avedon, Ph.D.	27,813,061	272,659	22,896	1,659,281
W. Patrick Battle	27,692,019	393,455	23,142	1,659,281
Michael J. Bender	27,348,861	736,507	23,248	1,659,281
G. Douglas Dillard, Jr.	27,690,117	394,749	23,750	1,659,281
James H. Hance, Jr.	27,711,370	371,409	25,837	1,659,281
Maya Leibman	27,472,907	617,211	18,498	1,659,281
Laura G. O'Shaughnessy	27,862,756	221,966	23,894	1,659,281
Mark J. Sachleben	27,685,269	399,610	23,737	1,659,281
Mary A. Winston	26,629,442	1,456,287	22,887	1,659,281
PROPOSAL 2 - Votes cast regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2023 were as follows:

Votes For	Votes Against	Votes Abstained
28,224,646	1,528,169	15,082
PROPOSAL 3 - The results of the advisory vote on the compensation of the named executive officers of the Company were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,587,152	1,262,272	259,192	1,659,281
Pursuant to the foregoing votes, the Company's stockholders: (i) elected ten directors nominated by the Board of Directors and listed above for a one-year term; (ii) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2023; and (iii) approved the Company's named executive officer compensation on an advisory basis.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 30, 2023

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer

3